Exhibit 99.2

Contact:	Michelle Hards
(419) 535-4636
michelle.hards@dana.com

DANA CORPORATION REPORTS

STRONGER THIRD-QUARTER EARNINGS

•	Third-quarter earnings significantly improved over 2002

•	Full-year net income forecast raised to range of $210 to $220 million

•	Net debt-to-capital ratio reduced to below 51 percent

•	Fourth-quarter dividend increased to 6 cents per share

TOLEDO, Ohio, October 24, 2003 — Dana Corporation (NYSE: DCN) today announced third-quarter net income totaling $61 million, or 41 cents per share, on sales of $2.4 billion. These results are a significant improvement over net income of $4 million, or 2 cents per share, on sales of $2.4 billion during the same period last year.

Third-quarter 2003 net income of $61 million included $9 million in after-tax gains from the continued reduction of Dana Credit Corporation (DCC) assets, and $9 million in after-tax gains from early retirement of debt. Excluding these items, quarterly net income totaled $43 million, or 29 cents per share. Third-quarter 2002 reported net income of $4 million included $40 million in after-tax charges associated with the company’s restructuring plan and $6 million of after-tax income from divested businesses classified as “discontinued operations.” Excluding these items, third-quarter 2002 net income totaled $38 million, or 26 cents per share.

“The plan we initiated two years ago is now yielding results, achieving or surpassing every goal associated with it,” said Bill Carroll, Dana’s Acting President and Chief Operating Officer. “Our performance, evident in today’s reported results, continues to validate our strategic course. We’re doing what we said we’d do. We are delivering world-class support to our customers, our margins are improving, we are paying down debt, and we are increasing the dividend payout to our shareholders.”

Looking ahead to 2004, Mr. Carroll noted that, “We expect that the costs associated with our seven concurrent product launches will be largely behind us, and that we will begin to deliver full returns on these programs. Coupled with a steadily improving heavy-truck market and stability in the light-truck market, we believe Dana is positioned for further improved performance next year.”

(more)

Nine-Month Results Improved

In the first nine months of 2003, Dana’s net income totaled $154 million, or $1.04 per share, on sales of $7.4 billion. This compares favorably to a loss of $173 million, or $1.16 per share, on sales of $7.3 billion during the first nine months of 2002. Nine-month net income in 2003 included net gains from divestitures and the repurchase of debt, and losses from discontinued operations. Net income in the period in 2002 reflected a charge of $220 million, or $1.48 per share, associated with the required adoption of FAS 142 related to accounting for goodwill, as well as restructuring charges, divestiture gains, and income from discontinued operations.

Net Debt-to-Capital Reduced; Asset Reduction Continues at DCC

“During the third quarter, we used a portion of the divestiture proceeds we received earlier this year to repurchase some of our long-term bonds at attractive prices,” said Dana Chief Financial Officer Bob Richter. “We bought back bonds with a face value of $158 million, generating an after-tax gain of $9 million. This helped bring our ratio of net debt-to-capital at Sept. 30, exclusive of DCC, down to 50.7 percent from 57.0 percent at the beginning of the year.

“We also reduced DCC assets by another $70 million during the quarter,” he said. “This brings the total asset reduction since we began the program in October 2001, to $780 million through September 30th, with a cumulative net after-tax gain of $58 million.”

2003 Net Income Forecast Raised; 2004 Guidance Reaffirmed

“We look forward to building on the momentum of all that we have accomplished over the last two years,” Mr. Richter added. “On the strength of the third-quarter results, we are again raising our guidance for 2003 full-year net income to a range of $210 to $220 million and reaffirming our belief that earnings in 2004 will be at least $300 million, which would be just over $2 per share.”

Dividend Increased to 6 Cents per Share for the Fourth Quarter

On Oct. 21, Dana announced that it would raise its dividend to 6 cents per share for the fourth quarter. “We are pleased that our continuing success in executing our restructuring plan has enabled us to provide our shareholders with this dividend increase,” said Glen Hiner, Dana’s Acting Chairman. “We committed to our shareholders that we would revisit our dividend policy as our results approached what could be considered ‘investment grade’ performance. Our confidence that our net debt-to-capital will be below 50 percent by year-end moves us toward that goal. Increasing the dividend at this time is also consistent with our expectation of continued improvement in earnings and cash flow.”

He added, “This action reflects the strong belief of Dana that dividends are an important component of the total return that Dana provides to our shareholders.”

(more)

2

Quarterly Conference Call Scheduled Today at 10 a.m.

Dana will discuss its third-quarter results in a conference call at 10 a.m. (EDT) today. The call may be accessed via Dana’s web site (www.dana.com), where it will be accompanied by a brief slide presentation, or by dialing (800) 275-3210. Please dial into the conference five minutes prior to the call. An audio recording of this conference call will be available after 1 p.m. today. To access this recording, please dial (800) 537-8823. A webcast replay of the call will be available after 3 p.m. today and will be accessible via the Dana web site.

Dana Corporation is a global leader in the design, engineering, and manufacture of value-added products and systems for automotive, commercial, and off-highway vehicle manufacturers and their related aftermarkets. The company employs approximately 60,000 people worldwide. Founded in 1904 and based in Toledo, Ohio, Dana operates hundreds of technology, manufacturing, and customer service facilities in 30 countries. The company reported 2002 sales of $9.5 billion.

Certain statements contained in this release constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent Dana’s expectations based on our current information and assumptions. Forward-looking statements are inherently subject to risks and uncertainties. Dana’s actual results could differ materially from those that are anticipated or projected due to a number of factors. These factors include national and international economic conditions; adverse effects from terrorism or hostilities; the strength of other currencies relative to the U.S. dollar; the cyclical nature of the global vehicular industry; the performance of the global aftermarket sector; changes in business relationships with our major customers and in the timing, size and continuation of their and our programs; the ability of our customers and suppliers to achieve their projected sales and production levels; competitive pressures on our sales and pricing; increases in production or material costs that cannot be recouped in product pricing; the impact of our collective bargaining negotiations and those of our customers in the North American light vehicle sector; the continued success of our cost reduction and cash management programs and of our long-term transformation strategy for the company; costs associated with the tender offer for our common stock that was commenced on July 9, 2003, by ArvinMeritor, Inc.; and other factors set out in our public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements contained in this release.

Dana’s shareholders, and its customers, suppliers and employees, are strongly advised to read carefully Dana’s solicitation/recommendation statement regarding ArvinMeritor’s tender offer, because it contains important information. Free copies of the solicitation/recommendation statement and the related amendments, which have been filed by Dana with the Securities and Exchange Commission, are available at the SEC’s web site at www.sec.gov, or at the Dana web site at www.dana.com, and also by directing requests to Dana’s Investor Relations Department or Dana’s information agent, D.F. King & Co., Inc., at 1-800-901-0068.

# # #

3

Dana Corporation

Reconciliation to GAAP Presentation

(in millions, except per share amounts)

	Three Months Ended September 30
	Dollar amounts		Diluted per share amounts
	2003	2002	2003	2002
Operating profit after tax (a)	$43	$38	$0.29	$0.26
Add items excluded from segment performance measures:
After-tax gains from DCC asset sales	9	—	0.06	—
After-tax gains from early retirement of debt	9	—	0.06
Restructuring charges after-tax	—	(40)	—	(0.27)
Income from discontinued operations	—	6	—	0.03

Net income—GAAP basis	$61	$4	$0.41	$0.02

(a)	Operating profit after tax is presented in our Business Segment table as the key internal measure of performance used by management as a measure of segment profitability.

Dana Corporation

Condensed Statement of Income (Unaudited)

(in millions, except per share amounts)

	Three Months Ended September 30
	2003	2002
Net sales	$2,410	$2,356
Revenue from lease financing and other income	42	44

	2,452	2,400

Costs and expenses
Cost of sales	2,165	2,103
Selling, general and administrative expenses	171	199
Restructuring charges		34
Interest expense	55	63

	2,391	2,399

Income before income taxes	61	1
Income tax expense	(3)	(5)
Minority interest	(2)	(4)
Equity in earnings of affiliates	5	7

Income (loss) from continuing operations	61	(1)
Income from discontinued operations	—	5

Net income	$61	$4

Basic earnings (loss) per share
Income (loss) from continuing operations	$0.41	$(0.01)
Income from discontinued operations		0.03

Net income	$0.41	$0.02

Diluted earnings (loss) per share
Income (loss) from continuing operations	$0.41	$(0.01)
Income from discontinued operations		0.03

Net income	$0.41	$0.02

Average shares outstanding—
For Basic EPS	148	148
For Diluted EPS	149	149

Dana Corporation

Condensed Statement of Income (Unaudited)

(in millions, except per share amounts)

	Nine Months Ended September 30
	2003	2002
Net sales	$7,393	$7,253
Revenue from lease financing and other income	112	172

	7,505	7,425

Costs and expenses
Cost of sales	6,624	6,412
Selling, general and administrative expenses	580	639
Restructuring charges		122
Interest expense	170	195

	7,374	7,368

Income before income taxes	131	57
Income tax expense	(3)	(40)
Minority interest	(6)	(13)
Equity in earnings of affiliates	40	40

Income from continuing operations before effect of change in accounting	162	44
Income (loss) from discontinued operations	(8)	3

Income before effect of change in accounting	154	47
Effect of change in accounting		(220)

Net income (loss)	$154	$(173)

Basic earnings (loss) per share
Income from continuing operations before effect of change in accounting	$1.10	$0.30
Income (loss) from discontinued operations	(0.06)	0.02
Effect of change in accounting		(1.49)

Net income (loss)	$1.04	$(1.17)

Diluted earnings (loss) per share
Income from continuing operations before effect of change in accounting	$1.09	$0.30
Income (loss) from discontinued operations	(0.05)	0.02
Effect of change in accounting		(1.48)

Net income (loss)	$1.04	$(1.16)

Average shares outstanding—
For Basic EPS	148	148
For Diluted EPS	149	149

Dana Corporation

Condensed Balance Sheet (Unaudited)

(in millions)

	September 30 2003	December 31 2002
Assets
Current assets
Cash and cash equivalents	$636	$571
Accounts receivable
Trade	1,496	1,348
Other	313	320
Inventories	1,167	1,116
Other current assets	622	763

Total current assets	4,234	4,118

Property, plant and equipment, net	2,475	2,556
Investment in leases	658	827
Investments and other assets	2,117	2,052

Total assets	$9,484	$9,553

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable	$584	$287
Accounts payable	1,187	1,004
Other current liabilities	1,142	1,533

Total current liabilities	2,913	2,824

Long-term debt	2,653	3,215
Deferred employee benefits and other noncurrent liabilities	1,968	1,925
Minority interest	100	107
Shareholders’ equity	1,850	1,482

Total liabilities and shareholders’ equity	$9,484	$9,553

Dana Corporation

Condensed Statement of Cash Flows (Unaudited)

(in millions)

	Three Months Ended September 30
	2003	2002
Net income	$61	$4
Depreciation and amortization	92	118
Asset impairment	9	15
Gain on divestitures, asset sales and note repurchases	(7)	(1)
Working capital increase	(33)	(35)
Other	(5)	(16)

Net cash flows—operating activities	117	85

Purchases of property, plant and equipment	(73)	(85)
Payments received on leases	5	21
Net loan repayments from customers	1	4
Acquisitions	—	(31)
Divestitures	—	163
Asset sales	27	8
Other	24	(7)

Net cash flows—investing activities	(16)	73

Net change in short-term debt	88	(71)
Payments on and repurchases of long-term debt	(182)	(28)
Dividends paid	(2)	(2)
Other	(1)	72

Net cash flows—financing activities	(97)	(29)

Net change in cash and cash equivalents	4	129
Cash and cash equivalents—beginning of period	632	318

Cash and cash equivalents—end of period	$636	$447

Dana Corporation

Condensed Statement of Cash Flows (Unaudited)

(in millions)

	Nine Months Ended September 30
	2003	2002
Net income (loss)	$154	$(173)
Depreciation and amortization	294	360
Asset impairment	18	45
Change in accounting for goodwill	—	220
Gain on divestitures, asset sales and note repurchases	(29)	(35)
Working capital increase	(317)	(11)
Other	(35)	(46)

Net cash flows—operating activities	85	360

Purchases of property, plant and equipment	(215)	(250)
Payments received on leases	21	46
Net loan repayments from customers	12	18
Acquisitions	—	(31)
Divestitures	145	235
Asset sales	206	67
Other	33	(18)

Net cash flows—investing activities	202	67

Net change in short-term debt	(9)	(282)
Proceeds from long-term debt	—	285
Payments on and repurchases of long-term debt	(225)	(252)
Dividends paid	(5)	(5)
Other	16	75

Net cash flows—financing activities	(223)	(179)

Net change in cash and cash equivalents	64	248
Net change in cash—discontinued operations	1
Cash and cash equivalents—beginning of period	571	199

Cash and cash equivalents—end of period	$636	$447

Dana Corporation

(Including Dana Credit Corporation on an Equity Basis)

Condensed Statement of Income (Unaudited)

(in millions)

	Three Months Ended September 30
	2003	2002

Net sales	$2,410	$2,356
Other income	33	20

	2,443	2,376

Costs and expenses
Cost of sales	2,176	2,118
Selling, general and administrative expenses	156	174
Restructuring charges		34
Interest expense	40	42

	2,372	2,368

Income before income taxes	71	8
Income tax expense	(25)	(12)
Minority interest	(2)	(4)
Equity in earnings of affiliates	17	7

Income (loss) from continuing operations	61	(1)
Income from discontinued operations		5

Net income	$61	$4

Dana Corporation

(Including Dana Credit Corporation on an Equity Basis)

Condensed Statement of Income (Unaudited)

(in millions)

	Nine Months Ended September 30
	2003	2002

Net sales	$7,393	$7,253
Other income	71	47

	7,464	7,300

Costs and expenses
Cost of sales	6,658	6,457
Selling, general and administrative expenses	529	558
Restructuring charges		122
Interest expense	123	131

	7,310	7,268

Income before income taxes	154	32
Income tax expense	(58)	(46)
Minority interest	(6)	(13)
Equity in earnings of affiliates	72	71

Income from continuing operations before effect of change in accounting	162	44
Income (loss) from discontinued operations	(8)	3

Income before effect of change in accounting	154	47
Effect of change in accounting		(220)

Net income (loss)	$154	$(173)

Dana Corporation

(Including Dana Credit Corporation on an Equity Basis)

Condensed Balance Sheet (Unaudited)

(in millions)

	September 30	December 31
	2003	2002

Assets

Current assets
Cash and cash equivalents	$550	$551
Accounts receivable
Trade	1,496	1,348
Other	306	209
Inventories	1,167	1,116
Other current assets	582	716

Total current assets	4,101	3,940

Property, plant and equipment, net	2,235	2,253
Investments and other assets	2,516	2,375

Total assets	$8,852	$8,568

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$359	$53
Accounts payable	1,187	1,004
Other current liabilities	1,287	1,555

Total current liabilities	2,833	2,612

Long-term debt	2,090	2,462
Deferred employee benefits and other noncurrent liabilities	1,980	1,906
Minority interest	99	106
Shareholders’ equity	1,850	1,482

Total liabilities and shareholders’ equity	$8,852	$8,568

Dana Corporation

(Including Dana Credit Corporation on an Equity Basis)

Cash Flow Impact on Net Debt

(in millions)

	Three Months Ended September 30
	2003	2002

Sources
Net income	$61	$4
Depreciation	78	96
Asset sales (non-restructuring)	1	1
Divestitures		31
Working capital decrease (increase)	3	(39)

	143	93

Uses
Capital spend	(76)	(52)
Dividends	(2)	(2)
Acquisitions		(31)
Net changes in other accounts	11	81

	(67)	(4)

October 2001 restructuring cash impact
After-tax charges		40
Cash payments	(28)	(30)
Proceeds from asset sales		4

	(28)	14

Cash change in net debt	$48	$103

Dana Corporation

(Including Dana Credit Corporation on an Equity Basis)

Cash Flow Impact on Net Debt

(in millions)

	Nine Months Ended September 30
	2003	2002

Sources
Net income (loss)	$154	$(173)
Change in accounting for goodwill		220

Net income before goodwill change	154	47
Depreciation	249	291
Asset sales (non-restructuring)	7	12
Divestitures	145	41
Working capital decrease (increase)	(219)	(15)

	336	376

Uses
Capital spend	(209)	(186)
Dividends	(5)	(5)
Acquisitions		(31)
Net changes in other accounts	(19)	55

	(233)	(167)

October 2001 restructuring cash impact
After-tax charges		119
Cash payments	(92)	(108)
Proceeds from asset sales	37	23

	(55)	34

Cash change in net debt	$48	$243

Dana Corporation

Condensed Consolidating Statement of Income (Unaudited)

(in millions)

	Three Months Ended September 30, 2003
	Dana with DCC on Equity Basis	DCC		Elimination Entries		Dana Consolidated
Net sales	$2,410	$		$		$2,410
Other income	33		27		(18)	42

	2,443		27		(18)	2,452

Costs and expenses
Cost of sales	2,176				(11)	2,165
Selling, general and administrative expenses	156		22		(7)	171
Interest expense	40		15			55

	2,372		37		(18)	2,391

Income (loss) before income taxes	71		(10)		—	61
Income tax benefit (expense)	(25)		22			(3)
Minority interest	(2)					(2)
Equity in earnings of affiliates	17		5		(17)	5

Net income	$61		$17		$(17)	$61

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Condensed Consolidating Statement of Income (Unaudited)

(in millions)

	Nine Months Ended September 30, 2003
	Dana with DCC on Equity Basis	DCC		Elimination Entries		Dana Consolidated
Net sales	$7,393	$		$		$7,393
Other income	71		101		(60)	112

	7,464		101		(60)	7,505

Costs and expenses
Cost of sales	6,658				(34)	6,624
Selling, general and administrative expenses	529		77		(26)	580
Interest expense	123		47			170

	7,310		124		(60)	7,374

Income (loss) before income taxes	154		(23)		—	131
Income tax benefit (expense)	(58)		55			(3)
Minority interest	(6)					(6)
Equity in earnings of affiliates	72		16		(48)	40

Income from continuing operations	162		48		(48)	162

Loss from discontinued operations	(8)					(8)

Net income	$154		$48		$(48)	$154

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Condensed Consolidating Statement of Income (Unaudited)

(in millions)

	Three Months Ended September 30, 2002
	Dana with DCC on Equity Basis	DCC		Elimination Entries		Dana Consolidated
Net sales	$2,356	$		$		$2,356
Other income	20		55		(31)	44

	2,376		55		(31)	2,400

Costs and expenses
Cost of sales	2,118				(15)	2,103
Selling, general and administrative expenses	174		37		(12)	199
Restructuring charges	34					34
Interest expense	42		21			63

	2,368		58		(27)	2,399

Income (loss) before income taxes	8		(3)		(4)	1
Income tax benefit (expense)	(12)		6		1	(5)
Minority interest	(4)					(4)
Equity in earnings of affiliates	7		6		(6)	7

Income (loss) from continuing operations	(1)		9		(9)	(1)

Income from discontinued operations	5					5

Net income	$4		$9		$(9)	$4

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Condensed Consolidating Statement of Income (Unaudited)

(in millions)

	Nine Months Ended September 30, 2002
	Dana with DCC on Equity Basis	DCC		Elimination Entries		Dana Consolidated
Net sales	$7,253	$		$		$7,253
Other income	47		220		(95)	172

	7,300		220		(95)	7,425

Costs and expenses
Cost of sales	6,457				(45)	6,412
Selling, general and administrative expenses	558		120		(39)	639
Restructuring charges	122					122
Interest expense	131		64			195

	7,268		184		(84)	7,368

Income before income taxes	32		36		(11)	57
Income tax benefit (expense)	(46)		3		3	(40)
Minority interest	(13)					(13)
Equity in earnings of affiliates	71		18		(49)	40

Income from continuing operations	44		57		(57)	44

Income from discontinued operations	3					3

Income before effect of change in accounting	47		57		(57)	47

Effect of change in accounting	(220)					(220)

Net income (loss)	$(173)		$57		$(57)	$(173)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Condensed Consolidating Balance Sheet (Unaudited)

(in millions)

	September 30, 2003
	Dana with DCC on Equity Basis	DCC	Elimination Entries		Dana Consolidated
Assets

Current assets
Cash and cash equivalents	$550	$86	$		$636
Accounts receivable
Trade	1,496				1,496
Other	306	7			313
Inventories	1,167				1,167
Other current assets	582	211		(171)	622

Total current assets	4,101	304		(171)	4,234

Property, plant and equipment, net	2,235	16		224	2,475
Investment in leases		882		(224)	658
Investments and other assets	2,516	520		(919)	2,117

Total assets	$8,852	$1,722		$(1,090)	$9,484

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$359	$225	$		$584
Accounts payable	1,187				1,187
Other current liabilities	1,287	26		(171)	1,142

Total current liabilities	2,833	251		(171)	2,913

Long-term debt	2,090	563			2,653
Deferred employee benefits and other noncurrent liabilities	1,980	584		(596)	1,968
Minority interest	99	1			100
Shareholders’ equity	1,850	323		(323)	1,850

Total liabilities and shareholders’ equity	$8,852	$1,722		$(1,090)	$9,484

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Condensed Consolidating Balance Sheet (Unaudited)

(in millions)

	December 31, 2002
	Dana with DCC on Equity Basis	DCC	Elimination Entries		Dana Consolidated
Assets

Current assets
Cash and cash equivalents	$551	$20	$		$571
Accounts receivable
Trade	1,348				1,348
Other	209	111			320
Inventories	1,116				1,116
Other current assets	716	105		(58)	763

Total current assets	3,940	236		(58)	4,118

Property, plant and equipment, net	2,253	39		264	2,556
Investment in leases		1,091		(264)	827
Investments and other assets	2,375	569		(892)	2,052

Total assets	$8,568	$1,935		$(950)	$9,553

Liabilities and Shareholders’ Equity

Current liabilities
Notes payable	$53	$234	$		$287
Accounts payable	1,004				1,004
Other current liabilities	1,555	37		(59)	1,533

Total current liabilities	2,612	271		(59)	2,824

Long-term debt	2,462	753			3,215
Deferred employee benefits and other noncurrent liabilities	1,906	639		(620)	1,925
Minority interest	106	1			107
Shareholders’ equity	1,482	271		(271)	1,482

Total liabilities and shareholders’ equity	$8,568	$1,935		$(950)	$9,553

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts reported for Dana Corporation on a fully consolidated basis.

Dana Corporation

Consolidating Cash Flow Impact on Net Debt

(in millions)

	Three Months Ended September 30, 2003
	Dana with DCC on Equity Basis	DCC		Elimination Entries		Dana Consolidated
Sources
Net income	$61		$17		$(17)	$61
Depreciation	78		14			92
Asset sales (non-restructuring)	1		30		(4)	27
Working capital decrease (increase)	3		(4)		(4)	(5)

	143		57		(25)	175

Uses
Capital spend	(76)		(1)		4	(73)
Dividends	(2)					(2)
Net changes in other accounts	11		(4)		21	28

	(67)		(5)		25	(47)

October 2001 restructuring cash impact
Cash payments	(28)					(28)
Proceeds from asset sales						—

	(28)		—		—	(28)

Cash change in net debt	$48		$52		$—	$100

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$92	$		$		$92
Repurchases of long-term debt	(140)					(140)
Payments on long-term debt	3		(52)			(49)
Change in cash	(3)					(3)

Cash change in net debt	(48)		(52)		—	(100)
Non-cash changes in net debt	(53)		(1)			(54)

Total change in net debt	$(101)		$(53)		$—	$(154)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation

Consolidating Cash Flow Impact on Net Debt

(in millions)

	Nine Months Ended September 30, 2003
	Dana with DCC on Equity Basis	DCC	Elimination Entries		Dana Consolidated
Sources
Net income	$154	$48		$(48)	$154
Depreciation	249	45			294
Asset sales (non-restructuring)	7	167		(5)	169
Divestitures	145				145
Working capital decrease (increase)	(219)	(8)		2	(225)

	336	252		(51)	537

Uses
Capital spend	(209)	(9)		3	(215)
Dividends	(5)				(5)
Net changes in other accounts	(19)	(11)		48	18

	(233)	(20)		51	(202)

October 2001 restructuring cash impact
Cash payments	(92)				(92)
Proceeds from asset sales	37				37

	(55)	—		—	(55)

Cash change in net debt	$48	$232		$—	$280

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$87	$(96)	$		$(9)
Repurchases of long-term debt	(140)				(140)
Proceeds from swap settlement	18				18
Net payments on long-term debt	(15)	(70)			(85)
Change in cash	2	(66)			(64)

Cash change in net debt	(48)	(232)		—	(280)
Non-cash changes in net debt	(17)	(33)			(50)

Total change in net debt	$(65)	$(265)		$—	$(330)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation

Consolidating Cash Flow Impact on Net Debt

(in millions)

	Three Months Ended September 30, 2002
	Dana with DCC on Equity Basis	DCC	Elimination Entries		Dana Consolidated
Sources
Net income	$4	$8		$(8)	$4
Depreciation	96	22			118
Asset sales	1	32		(29)	4
Divestitures	31	132			163
Working capital increase	(39)	(2)		(4)	(45)

	93	192		(41)	244

Uses
Capital spend	(52)	(53)		20	(85)
Dividends	(2)				(2)
Acquisitions	(31)				(31)
Net changes in other accounts	81	(83)		21	19

	(4)	(136)		41	(99)

October 2001 restructuring cash impact
After-tax charges	40				40
Cash payments	(30)				(30)
Proceeds from asset sales	4				4

	14	—		—	14

Cash change in net debt	$103	$56		$—	$159

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(82)	$23	$		$(59)
Proceeds from long-term debt	—	—			—
Proceeds from swap termination	72				72
Payments on long term debt	(21)	(22)			(43)
Change in cash	(72)	(57)			(129)

Cash change in net debt	(103)	(56)		—	(159)
Non-cash changes in net debt	(11)	(16)			(27)

Total change in net debt	$(114)	$(72)		$—	$(186)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Dana Corporation

Consolidating Cash Flow Impact on Net Debt

(in millions)

	Nine Months Ended September 30, 2002
	Dana with DCC on Equity Basis	DCC	Elimination Entries		Dana Consolidated
Sources
Net income (loss)	$(173)	$56		$(56)	$(173)
Change in accounting for goodwill	220				220

Net income before goodwill change	47	56		(56)	47
Depreciation	291	69			360
Asset sales	12	32			44
Divestitures	41	194			235
Working capital increase	(15)	(14)		7	(22)

	376	337		(49)	664

Uses
Capital spend	(186)	(55)		(9)	(250)
Dividends	(5)				(5)
Acquisitions	(31)				(31)
Net changes in other accounts	55	(97)		58	16

	(167)	(152)		49	(270)

October 2001 restructuring cash impact
After-tax charges	119				119
Cash payments	(108)				(108)
Proceeds from asset sales	23				23

	34	—		—	34

Cash change in net debt	$243	$185		$—	$428

Analysis of components of increase (decrease) in net debt:
Net change in short-term debt	$(207)	$(63)	$		$(270)
Proceeds from long-term debt	250	35			285
Proceeds from swap termination	72				72
Payments on long term debt	(167)	(100)			(267)
Change in cash	(191)	(57)			(248)

Cash change in net debt	(243)	(185)		—	(428)
Non-cash changes in net debt	40	(11)			29

Total change in net debt	$(203)	$(196)		$—	$(399)

This consolidating statement provides a reconciliation of the amounts presented for Dana with Dana Credit Corporation (DCC) on an equity basis to amounts presented for Dana Corporation on a fully consolidated basis.

Investor Relations

Dana Corporation

Quarterly Financial Information (Unaudited)

For Nine Months Ended September 30, 2003

(in millions)

	External Sales		Inter-Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	03	02	03	02	03	02	03	02	03	02	03	02
Automotive Systems Group	$2,773	$2,655	$95	$70	$155	$153	$116	$116	$52	$52	$1,912	$1,796
Automotive Aftermarket Group	1,656	1,678	10	12	94	134	59	82	14	36	1,005	1,001
Engine and Fluid Management Group	1,494	1,496	71	75	98	95	64	62	31	28	1,030	948
Heavy Vehicle Technologies and Systems Group	1,425	1,378	58	74	93	86	57	53	17	15	635	674
Dana Commercial Credit							18	24	18	24	324	258
Other	45	46	5	10	(185)	(164)	(187)	(197)	(5)	(15)	13	21

Continuing Operations	7,393	7,253	239	241	255	304	127	140	127	140	4,919	4,698

Discontinued Operations					(9)	(3)	(6)	(1)	(6)	(1)
Unusual Items Excluded from Performance Measurement					5	(158)	33	(92)	33	(92)
Effect of change in Accounting								(220)		(220)

Consolidated	$7,393	$7,253	$239	$241	$251	$143	$154	$(173)	$154	$(173)	$4,919	$4,698

North America	$5,300	$5,500	$61	$28	$261	$351	$154	$217	$41	$91	$3,003	$2,980
Europe	1,292	1,111	62	53	79	48	61	42	32	15	1,197	1,095
South America	406	367	139	137	58	54	36	33	27	25	338	296
Asia Pacific	395	275	2	1	37	12	24	8	13		179	178
Dana Commercial Credit							18	24	18	24	324	258
Other					(180)	(161)	(166)	(184)	(4)	(15)	(122)	(109)

Continuing Operations	7,393	7,253	264	219	255	304	127	140	127	140	4,919	4,698

Discontinued Operations					(9)	(3)	(6)	(1)	(6)	(1)
Unusual Items Excluded from Performance Measurement					5	(158)	33	(92)	33	(92)
Effect of change in Accounting								(220)		(220)

Consolidated	$7,393	$7,253	$264	$219	$251	$143	$154	$(173)	$154	$(173)	$4,919	$4,698

Information for Discontinued Operations	155	623	6	50

The differences between the Net Profit (Loss) amounts reported for discontinued operations above and the income (loss) from discontinued operations reported on the condensed statement of income result from the separate reporting of unusual items excluded from performance measurement, which include amounts recorded by our discontinued operations.

See Notes 20 and 21 in Dana’s 2002 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION

(WWW.Dana.Com)—Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810

E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.Com

Dana Investor Relations 419-535-4635

Investor Relations

Dana Corporation

Quarterly Financial Information (Unaudited)

Q3 – 2003

(in millions)

	External Sales		Inter- Segment Sales		EBIT		Operating PAT		Net Profit		Net Assets
	03	02	03	02	03	02	03	02	03	02	03	02
Automotive Systems Group	$895	$836	$33	$23	$57	$42	$35	$28	$12	$9	$1,912	$1,796
Automotive Aftermarket Group	571	558	3	5	42	43	26	26	9	12	1,005	1,001
Engine and Fluid Management Group	458	473	24	25	28	28	18	18	7	8	1,030	948
Heavy Vehicle Technologies and Systems Group	471	474	17	20	38	32	23	20	9	7	635	674
Dana Commercial Credit							6	7	6	7	324	258
Other	15	15	2	2	(70)	(48)	(65)	(61)		(5)	13	21

Continuing Operations	2,410	2,356	79	75	95	97	43	38	43	38	4,919	4,698

Discontinued Operations						7		6		6
Unusual Items Excluded from Performance Measurement					12	(50)	18	(40)	18	(40)

Consolidated	$2,410	$2,356	$79	$75	$107	$54	$61	$4	$61	$4	$4,919	$4,698

North America	$1,709	$1,773	$19	$10	$94	$96	$54	$58	$15	$19	$3,003	$2,980
Europe	410	361	20	16	28	20	15	13	5	4	1,197	1,095
South America	157	116	48	48	25	23	16	14	12	11	338	296
Asia Pacific	134	106	1	1	13	6	8	4	4	1	179	178
Dana Commercial Credit							6	7	6	7	324	258
Other					(65)	(48)	(56)	(58)	1	(4)	(122)	(109)

Continuing Operations	2,410	2,356	88	75	95	97	43	38	43	38	4,919	4,698

Discontinued Operations						7		6		6
Unusual Items Excluded from
Performance Measurement					12	(50)	18	(40)	18	(40)

Consolidated	$2,410	$2,356	$88	$75	$107	$54	$61	$4	$61	$4	$4,919	$4,698

Information for Discontinued Operations		210		17

The differences between the Net Profit (Loss) amounts reported for discontinued operations above and the income (loss) from discontinued operations reported on the condensed statement of income result from the separate reporting of unusual items excluded from performance measurement, which include amounts recorded by our discontinued operations.

See Notes 20 and 21 in Dana’s 2002 Annual Report for further information (WWW.Dana.Com)

FOR MORE INFORMATION

(WWW.Dana.Com)—Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810

E-Mail Michelle.Hards@Dana.com or Karen.Crawford@Dana.Com

Dana Investor Relations 419-535-4635